UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

HumanCo Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39769	85-3357217
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 90608 Austin, TX	78709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 535-0440

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	HMCOU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	HMCO	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HMCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing the HumanCo Acquisition Corp.’s (the “Company”) warrants.

As previously disclosed in the Form 12b-25 filed on May 17, 2021 by the Company with the SEC, as a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the redeemable warrants that were included in the units issued by the Company in its initial public offering, (ii) the redeemable warrants that were issued in a private placement, (ii) the redeemable warrants that were issued in the CAVU private placement (collectively, the “Warrants”). Management of the Company concluded that the Warrants should be reclassified as derivative liabilities. The Company is reviewing the impacts of the SEC Statement on the Company’s unaudited financial statements for the quarterly period ended March 31, 2021. As a result of the foregoing, as well as the time and dedication of resources needed to prepare its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”), the Company was unable to file the Form 10-Q by the required due date of May 17, 2021.

In connection with the foregoing, on May 28, 2021, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it had not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

Under Nasdaq rules, the Company has 60 calendar days, or until July 26, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until November 15, 2021, to regain compliance. The Company is working diligently to complete and file the Form 10-Q as soon as reasonably practicable with the intention of regaining compliance.

The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the Nasdaq Capital Market.

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The terms “the Company,” “we,” “our” and similar or derivative terms in this Current Report on Form 8-K refer to HumanCo Acquisition Corp. and its consolidated subsidiaries, except where the context otherwise requires.

Restatement of Previously Issued Consolidated Financial Statements.

In light of the SEC Statement, we undertook a process to re-evaluate the equity classification of (i) the outstanding warrants issued in connection with our initial public offering on December 9, 2020, including the 8,075,000 private placement warrants issued to HumanCo Acquisition Holdings, LLC (our sponsor), the 14,375,000 warrants issued as part of the units sold in our initial public offering, and the 1,250,000 warrants issued as part of the units sold to CAVU Venture Partners III, LP each with an exercise price of $11.50 (the “Warrants”), in accordance with Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging: Contracts in an Entities Own Equity. ASC 815-40 states entities must consider whether to classify contracts that may be settled in its own stock, such as warrants, as equity of the entity or as an asset or liability. Management and the Audit Committee determined that the Warrants should have been classified as a liability. Based on Accounting Standards Codification 815-40, Contracts in Entity’s Own Equity, warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock shall be initially classified as derivative liabilities at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the derivative instruments should be reported in the statement of operations.

As a result, the Company, together with its advisors, undertook a process to value the liability of its Warrants. Based on this valuation, Company management, together with the Audit Committee, determined, on May 28, 2021, that the Company’s financial statements and other financial data as of December 31, 2020 and for the period from October 5, 2020 (date of inception) through December 31, 2020 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 contained an error that was quantitatively material and, as a result, should no longer be relied upon.

As a result, investors and other persons should not rely upon the Company’s previously released financial statements. Similarly, the Report of Independent Registered Public Accounting Firm on the financial statements as of December 31, 2020 and for the period from October 5, 2020 (date of inception) through December 31, 2020, and any communications describing relevant portions of our financial statements for the periods that need to be restated should no longer be relied upon. The Company will file a revised Annual Report on Form 10-K/A that includes restated financial statements and that corrects the errors and provides additional explanation of the changes.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

Item 8.01	Other Events.

On May 28, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These forward-looking statements include, without limitation, the Company’s expectations regarding the timing of the filing of the Form 10-Q. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including those under “Risk Factors” in the Final Prospectus on Form 424B4, dated February 24, 2021, and filed with the SEC on February 26, 2021, and in subsequent reports filed with the SEC. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

HUMANCO ACQUISITION CORP.

By:	/s/ Amy Zipper
Name:	Amy Zipper
Title:	Chief Operating Officer